UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 27, 2004

(Date of Earliest Event Reported)

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Incorporated in the State of Delaware

I.R.S. Employer Identification No. 94-2838567

Commission File No. 0-17948

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 650-628-1500

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated January 27, 2004, relating to Electronic Arts Inc.’s financial results for the quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

On January 27, 2004, Electronic Arts Inc. issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. Neither the information in this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: January 27, 2004	By:	/s/ Warren C. Jenson
Warren C. Jenson
Executive Vice President, Chief Financial
and Administrative Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated January 27, 2004, relating to Electronic Arts Inc.’s financial results for the quarter ended December 31, 2003.

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